UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 13, 2006
Date of Report (Date of earliest event reported)

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

20200 Sunburst Street, Chatsworth, California 91311
(Address of principal executive offices)                    (Zip Code)

(818) 734-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 13, 2006, the Board of Directors (the “Board”) of North American Scientific, Inc. (the “Company”) elected Wilfred E. Jaeger, M.D. and Roderick A. Young to serve as members of the Board of Directors of the Company. As reported on a Form 8-K filed by the Company with the Securities and Exchange Commission on June 7, 2006, the Company entered into Securities Purchase Agreements with certain investors providing for the private placement of shares of common stock of the Company. The Securities Purchase Agreements provide that the Company increase the number of members of the Board of Directors of the Company from seven members to nine members. The Securities Purchase Agreements further provide that so long as Three Arch Partners beneficially owns greater than 3,500,000 shares of common stock (including shares of common stock issuable upon exercise of the warrants), Three Arch Partners will be entitled to designate two director nominees who are reasonably acceptable to the Board, and so long as Three Arch Partners beneficially owns greater than 2,000,000 shares of common stock (including shares of common stock issuable upon exercise of the warrants), Three Arch Partners will be entitled to designate one director nominee who is reasonably acceptable to the Board. In accordance with the terms of the Securities Purchase Agreements, the Company increased the number of members of its Board from seven members to nine members and Three Arch Partners designated Dr. Jaeger and Mr. Young to fill the two vacancies. The Board does not expect to name the new directors to serve on any of the committees of the Board.

A description of the private placement transaction to which the Company is a party and in which each of Dr. Jaeger and Mr. Young, through their respective affiliations with Three Arch Partners, may be deemed to have a direct or indirect material interest was previously reported on a Form 8-K filed by the Company with the Securities and Exchange Commission on June 7, 2006 and is incorporated herein by reference. The shares of common stock and warrants purchased by Three Arch Partners in the private placement transaction are owned directly by four separate limited partnership investment funds. Three Arch Management IV, L.L.C. is the general partner of two of the investment funds and TAC Management, L.L.C. is the general partner of two of the investment funds. Dr. Jaeger is a managing member of both Three Arch Management IV, L.L.C. and TAC Management, L.L.C. Mr. Young is a Venture Partner of Three Arch Partners.

 Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release of the Company dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

Date: June 16, 2006	By:	/s/L. Michael Cutrer
Name: L. Michael Cutrer
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated June 15, 2006.